UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSEOF	N/A*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On March 23, 2026, the NYSE filed a Form 25 relating to the delisting from the NYSE of our ordinary shares. The delisting became effective on March 30, 2026. The ordinary shares will continue to trade over the counter under the symbol “TSEOF.”

EXPLANATORY NOTE

Update on Discussions with Financial Stakeholders

As previously disclosed, Trinseo PLC (the “Company,” “we” or “us”) has been engaged in discussions with its financial stakeholders to review potential alternatives regarding its capital structure. This Current Report on Form 8-K is being filed to provide an update regarding the Company’s election not to make certain interest payments under certain of the Company’s credit facilities, as described below.

ITEM 7.01	Regulation FD Disclosure.

Non-Payment of Interest

On April 14, 2026, in connection with the Company’s ongoing discussions with its financial stakeholders regarding its capital structure, the Company and certain of its subsidiaries elected not to make certain scheduled interest payments due under certain of the Company’s credit facilities (including an amount of approximately $38 million under the Credit Agreement, dated as of September 8, 2023 (as amended) by and among, Trinseo Public Limited Company, Trinseo LuxCo Finance SPV S.à r.l., the lenders party thereto, the guarantors party thereto and Alter Domus (US) LLC, as administrative agent and collateral agent for the lenders thereunder). Such non-payments, upon the expiration of applicable grace periods, constitute events of default under certain of our debt agreements.

As previously disclosed, the Company and certain of its subsidiaries have entered into amendments and limited waivers with lenders under certain of its debt agreements, pursuant to which the requisite lenders under such debt agreements agreed to temporarily waive certain acceleration and collateral enforcement rights and remedies until April 30, 2026 as a result of, among other things, the nonpayment of interest beyond applicable grace periods under such credit facilities, including the election not to make the scheduled payments described above, and other related notice and cross-defaults. The 7.625% second lien secured notes due 2029 (the “2L Notes” and the indenture governing the 2L Notes, the “2L Notes Indenture”) issued by a subsidiary of the Company are also subject to the terms of an intercreditor agreement pursuant to which the holders of the 2L Notes are prohibited from enforcing any collection action against the collateral securing the 2L Notes for a period of 180 days following any acceleration of the obligations under the 2L Notes Indenture upon an event of default.

As of the date of this Current Report on Form 8-K, no notice or declaration of acceleration has been made with respect to the 2L Notes.

There can be no assurance that the Company will reach an agreement with its financial stakeholders regarding its capital structure or that any particular transaction will be pursued or consummated. The Company intends to continue discussions with its financial stakeholders regarding its capital structure.

The information under this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Cautionary Note on Forward Looking Statements

This Current Report may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “believe,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions regarding its business, the economy, its current indebtedness, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, outcome of discussions with our financial stakeholders regarding our capital structure; our ability to successfully restructure our indebtedness through an in-court or out-of-court process; our ability to obtain necessary waivers, consents or amendments from our lenders; our ability to successfully execute our overall business and transformation strategy; increased costs or disruption in the supply of raw materials; deterioration of our credit profile limiting our access to commercial credit; compliance with laws and regulations impacting our business; conditions in the global economy and capital markets; our current and future levels of indebtedness and ability to service our debt; our ability to meet the covenants under our existing indebtedness; our ability to generate cash flows from operations; our ability to successfully implement and complete proposed restructuring initiatives and to successfully generate cost savings through such initiatives; and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, the Company’s actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

ITEM 9.01	Exhibits.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: April 15, 2026